Annual Report - Financial Statements

T. Rowe Price
Tax-Free
Intermediate
Bond Fund

February 28, 2002



T. Rowe Price Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                      Year
                     Ended
                   2/28/02     2/28/01     2/29/00     2/28/99     2/28/98

NET ASSET VALUE

Beginning of
period           $   11.00   $   10.46   $   11.13   $   11.06   $   10.80

Investment activities

  Net investment
  income (loss)       0.48        0.49        0.48        0.48        0.48*

  Net realized
  and unrealized
  gain (loss)         0.20        0.54       (0.63)       0.10        0.29

  Total from
  investment
  activities          0.68        1.03       (0.15)       0.58        0.77

Distributions

  Net investment
  income             (0.48)      (0.49)      (0.48)      (0.48)      (0.48)

  Net realized
  gain                  --          --       (0.04)      (0.03)      (0.03)

  Total
  distributions      (0.48)      (0.49)      (0.52)      (0.51)      (0.51)

NET ASSET VALUE
End of
period           $   11.20   $   11.00   $   10.46   $   11.13   $   11.06


Ratios/Supplemental Data

Total return
(diamond)             6.30%      10.12%      (1.37%)      5.37%       7.31%*

Ratio of total
expenses to average
net assets            0.60%       0.60%       0.63%       0.65%       0.65%*

Ratio of net
investment income
(loss) to average
net assets            4.32%       4.62%       4.46%       4.35%       4.43%*

Portfolio
turnover rate         19.7%       17.3%       47.6%       24.3%       56.1%

Net assets,
end of period
(in thousands)   $ 136,869   $ 120,583   $ 111,844   $ 121,053   $ 108,256

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect 3/1/96 through 2/28/98.


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------
                                                               February 28, 2002

Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                             In thousands

ALABAMA  0.1%

West Jefferson IDA,
VRDN (Currently 1.40%)                     $           200      $           200

Total Alabama (Cost  $200)                                                  200

ARIZONA  2.4%

Arizona School Fac. Board, 5.50%, 7/1/13             1,500                1,648

Arizona Transportation Board,
Maricopa County, 5.50%, 7/1/04                       1,000                1,074

Salt River Agricultural
Improvement & Power, 6.50%, 1/1/04                     500                  538

Total Arizona (Cost  $3,127)                                              3,260


CALIFORNIA  1.3%

California Public Works Board, Dept. of Corrections
    6.00%, 11/1/05 (MBIA Insured)                    1,550                1,718

Total California (Cost  $1,578)                                           1,718


COLORADO  2.0%

Denver City & County Airport, 6.25%, 11/15/06
(MBIA Insured) (triangle)                            2,500                2,786

Total Colorado (Cost  $2,571)                                             2,786


CONNECTICUT  2.0%

Connecticut, GO, 5.25%, 6/15/13 (FGIC Insured)       1,850                1,990

Univ. of Connecticut, 5.25%,
11/15/16 (FGIC Insured)                                740                  792

Total Connecticut (Cost  $2,652)                                          2,782

DISTRICT OF COLUMBIA  1.4%

Metropolitan Washington Airport Auth.
    5.50%, 10/1/18 (MBIA Insured) (triangle)         1,350                1,412
    6.625%, 10/1/12 (MBIA Insured) (triangle)          500                  521

Total District of Columbia (Cost  $1,930)                                 1,933


FLORIDA  5.1%

Broward County, GO, 5.25%, 1/1/18                      720                  747

Florida Board of Ed., GO, 5.125%, 6/1/13             1,500                1,582

Florida Dept. of Natural Resources
  Dept. of Environmental Preservation
    5.50%, 7/1/07 (FSA Insured)            $         1,000      $         1,102
    6.00%, 7/1/05 (MBIA Insured)                     2,000                2,203

Reedy Creek Improvement Dist., GO
    5.375%, 6/1/15 (AMBAC Insured)                   1,250                1,336

Total Florida (Cost  $6,632)                                              6,970


GEORGIA  3.8%

Georgia Private Colleges & Univ. Auth.
  Emory University, 5.75%, 11/1/14                   3,000                3,303

Municipal Electric Auth. of Georgia
    6.00%, 1/1/06 (AMBAC Insured)                    1,770                1,952

Total Georgia (Cost  $4,903)                                              5,255


HAWAII  2.6%

Hawaii, GO
    5.375%, 8/1/19 (FGIC Insured)                    1,475                1,529
    6.00%, 3/1/07 (FSA Insured)                      1,805                2,014

Total Hawaii (Cost  $3,406)                                               3,543


ILLINOIS  6.1%

Chicago, GO
    5.50%, 1/1/09 (MBIA Insured)                       500                  546
    5.75%, 1/1/05 (AMBAC Insured)                    3,100                3,346

Chicago, Water
  5.50%, 11/1/18 (AMBAC Insured)                       750                  789

Chicago Park District, GO, 5.75%,
1/1/16 (FGIC Insured)                                1,000                1,085

Metropolitan Pier & Expo Auth.,
McCormick Place Expansion
    5.375%, 12/15/18 (FGIC Insured)                  2,500                2,597

Total Illinois (Cost  $7,909)                                             8,363


KANSAS  1.0%

Johnson County Union School Dist., GO
    5.00%, 9/1/10 (FGIC Insured)                     1,290                1,384

Total Kansas (Cost  $1,352)                                               1,384


KENTUCKY  3.7%

Kentucky Property & Building Commission
    5.50%, 8/1/11 (FSA Insured)            $         3,000      $         3,328

Louisville & Jefferson County Regional Airport
    VRDN (Currently 1.35%) (triangle)                1,700                1,700

Total Kentucky (Cost  $4,918)                                             5,028


LOUISIANA  0.2%

Plaquemines Parish, British Petroleum,
VRDN (Currently 1.40%)                                 300                  300

Total Louisiana (Cost  $300)                                                300


MARYLAND  9.0%

Maryland CDA, Single Family, 5.70%, 4/1/06             950                1,021

Montgomery County, GO
    5.25%, 10/1/14                                   1,200                1,296

  Consolidated Public Improvement, 5.25%, 5/1/04     3,000                3,194

Northeast Maryland Waste Disposal Auth.

  Montgomery County Resources
    6.30%, 7/1/16 (MBIA Insured) (triangle)          2,000                2,130

  Southwest Resources Recovery Fac.
    7.10%, 1/1/03 (MBIA Insured)                     3,400                3,558

Prince Georges County, GO, Public Improvement
    5.25%, 12/1/18 (FGIC Insured)                    1,000                1,055

Total Maryland (Cost  $11,754)                                           12,254


MASSACHUSETTS  3.7%

Massachusetts, GO
    6.30%, 11/1/05 (Prerefunded 11/1/04!)            1,250                1,395

Massachusetts, Consolidated Loan
    5.75%, 9/1/14 (Prerefunded 9/1/09!)              2,000                2,279

Massachusetts Water Pollution Abatement Trust
    MWRA Program, 6.00%, 8/1/15                      1,200                1,337

Total Massachusetts (Cost  $4,508)                                        5,011


MICHIGAN  3.2%

Detroit School Dist., GO, 5.50%,
5/1/18 (FSA Insured)                       $           750      $           797

Michigan Building Auth., GO,
6.25%, 10/1/03 (AMBAC Insured)                       2,000                2,137

Michigan Hosp. Fin. Auth.
  Ascension Health Credit, 5.30%, 11/15/06           1,200                1,271

Univ. of Michigan Hosp., VRDN (Currently 1.35%)        200                  200

Total Michigan (Cost  $4,211)                                             4,405


MINNESOTA  0.8%

Minneapolis & St. Paul Metropolitan Airports Commission
    5.50%, 1/1/17 (FGIC Insured)                     1,000                1,066

Total Minnesota (Cost  $1,027)                                            1,066


MISSISSIPPI  1.4%

Jackson County Ind. Sewage Fac., Chevron
    VRDN (Currently 1.45%) (triangle)                  750                  750

Mississippi, GO, 5.50%, 11/15/04                     1,050                1,138

Total Mississippi (Cost  $1,847)                                          1,888


MISSOURI  0.9%

St. Louis Municipal Fin., City Justice Center
    5.375%, 2/15/14 (AMBAC Insured)                  1,115                1,201

Total Missouri (Cost  $1,194)                                             1,201


NEBRASKA  1.6%

Omaha Public Power Dist., 5.50%, 2/1/07              2,000                2,184

Total Nebraska (Cost  $2,065)                                             2,184


NEVADA  0.9%

Clark County, GO, 5.50%, 6/1/16 (FGIC Insured)       1,200                1,284

Total Nevada (Cost  $1,248)                                               1,284


NEW JERSEY  2.9%

New Jersey Transportation Trust Fund Auth.
  Transportation Systems
    5.625%, 6/15/14                        $         1,000      $         1,120
    5.75%, 6/15/11                                   2,500                2,837

Total New Jersey (Cost  $3,574)                                           3,957


NEW YORK  1.6%

Albany Parking Auth., 5.25%, 10/15/12                  590                  613

Metropolitan Transportation Auth.,
6.25%, 7/1/05 (MBIA Insured)                         1,420                1,587

Total New York (Cost  $2,035)                                             2,200


OHIO  1.9%

Ohio, GO, Infrastructure
Improvement, 5.25%, 2/1/12                           2,400                2,555

Total Ohio (Cost  $2,529)                                                 2,555


OREGON  2.8%

Oregon, GO, Board of Higher Ed., 5.25%, 8/1/16       1,100                1,160

Portland Sewer Systems, 5.50%,
6/1/05 (FGIC Insured)                                2,500                2,713

Total Oregon (Cost  $3,677)                                               3,873


PENNSYLVANIA  3.4%

Pennsylvania, GO
    5.25%, 2/1/15                                    1,250                1,327
    5.375%, 11/15/03 (FGIC Insured)                  1,500                1,590

Pennsylvania Higher Ed. Fac. Auth., Student Loan
    VRDN (Currently 1.25%)
    (AMBAC Insured) (triangle)                       1,800                1,800

Total Pennsylvania (Cost  $4,626)                                         4,717


PUERTO RICO  0.8%

Puerto Rico, GO, 5.50%, 7/1/13 (FGIC Insured)        1,000                1,115

Total Puerto Rico (Cost  $1,057)                                          1,115


SOUTH CAROLINA  0.8%

South Carolina, GO, School Fac.,
5.75%, 1/1/08                              $           995      $         1,108

Total South Carolina (Cost  $1,025)                                       1,108


TENNESSEE  0.6%

Memphis-Shelby County Airport Auth.
    6.25%, 2/15/11 (MBIA Insured) (triangle)           700                  788

Total Tennessee (Cost  $724)                                                788


TEXAS  12.8%

Dallas-Fort Worth Regional Airport
    7.75%, 11/1/03 (FGIC Insured)                    1,000                1,093

Gulf Coast Waste Disposal Auth., Amoco Oil
    VRDN (Currently 1.40%) (triangle)                  400                  400

Harris County Health Fac. Dev.,
  Texas Childrens Hosp., 5.375%, 10/1/12             1,345                1,412

Houston, GO
  Public Improvement, 5.375%,
  3/1/12 (FSA Insured)                               1,800                1,946

Houston, Water & Sewer
    7.00%, 12/1/03 (AMBAC Insured)                   2,650                2,880

Lower Colorado River Auth., Refunding
    5.75%, 5/15/11 (FSA Insured)                     2,000                2,209
    5.875%, 5/15/14 (FSA Insured)                    1,750                1,923

North East Independent School Dist.,
GO, 6.00%, 2/1/16                                    1,200                1,324

San Antonio Water
    6.40%, 5/15/05 (FGIC Insured)                       80                   83

    6.40%, 5/15/05 (FGIC Insured)
    (Escrowed to Maturity)                              20                   22

    6.40%, 5/15/05 (FGIC Insured)
    (Prerefunded 5/15/02!)                              45                   46

    6.40%, 5/15/05 (FGIC Insured)
    (Prerefunded 5/15/04!)                               5                    6

Tarrant County Health Fac. Dev., Texas Health Resources
    5.75%, 2/15/10 (MBIA Insured)                    2,500                2,678

Texas Dept. of Housing and Community Affairs
 Single Family Mortgage
    5.75%, 3/1/10 (MBIA Insured)           $         1,390      $         1,478

Total Texas (Cost  $16,640)                                              17,500


UTAH  1.1%

Utah Housing Fin. Agency, Single Family Mortgage
    6.00%, 7/1/10 (triangle)                         1,470                1,555

Total Utah (Cost  $1,470)                                                 1,555


VERMONT  0.3%

Vermont Ed. & Health Buildings Fin. Agency

  Medical Center Hosp. of Vermont
    6.15%, 9/1/13 (FGIC Insured)                       350                  375

Total Vermont (Cost  $350)                                                  375


VIRGINIA  11.2%

Arlington County IDA, Arlington Health
Systems, 5.50%, 7/1/13                               1,000                1,060

Chesterfield County IDA
  Bon Secours Health System, 5.70%, 11/15/0          1,000                1,046

King George County IDA, Birchwood Power Partners
    VRDN (Currently 1.35%) (triangle)                1,300                1,300

Leesburg, GO, Public Improvement
    5.50%, 1/15/11 (FGIC Insured)                    1,145                1,276

Louisa IDA, Virginia Electric & Power
    3.40%, 3/1/04 (triangle)                           750                  750

Portsmouth, GO, Public Improvement
    5.50%, 6/1/14 (FGIC Insured)                     1,200                1,276

Riverside Regional Jail Auth.

    5.60%, 7/1/06 (MBIA Insured)                       500                  549

    5.60%, 7/1/06 (MBIA Insured)
    (Prerefunded 7/1/05!)                              600                  667

Virginia Biotechnology Research Park Auth.
  Consolidated Laboratories Project,
  5.25%, 9/1/12                                      1,705                1,852

Virginia College Building Auth.,
Public Higher Ed., 5.50%, 9/1/14                     2,070                2,255

Virginia Ed. Loan Auth., Student Loan Program
    5.80%, 3/1/05 (Escrowed
    to Maturity) (triangle)                $           980      $         1,062

Virginia Transportation Board
  Northern Virginia Transportation Dist.
    5.80%, 5/15/03                                   1,425                1,496
    5.80%, 5/15/04                                     695                  749

Total Virginia (Cost  $14,683)                                           15,338


WASHINGTON  2.8%

Tacoma, Electric

    5.90%, 1/1/05 (FGIC Insured)                     1,000                1,074

    6.00%, 1/1/06 (FGIC Insured)                       600                  650

    6.00%, 1/1/06 (FGIC Insured)
    (Prerefunded 1/1/04!)                            1,400                1,522

Washington Health Care Fac. Auth.
  Virginia Mason Medical Center
    6.00%, 8/15/08 (MBIA Insured)                      500                  561

Total Washington (Cost  $3,603)                                           3,807


WEST VIRGINIA  1.2%

Putnam County PCR, Appalachian Power,
6.60%, 7/1/19                                          500                  513

West Virginia Univ., Univ. Systems
    Zero Coupon, 4/1/14 (AMBAC Insured)              1,500                  841

West Virginia, GO, Zero Coupon,
11/1/12 (FGIC Insured)                                 515                  318

Total West Virginia (Cost  $1,557)                                        1,672


WISCONSIN  2.3%

Milwaukee Metropolitan Sewage Dist.,
GO, 6.25%, 10/1/05                                   2,200                2,457

Wisconsin HEFA, Froedert & Community
Health, 5.625%, 10/1/11                                600                  630

Total Wisconsin (Cost  $2,924)                                            3,087


WYOMING  0.2%

Sublette County PCR, Exxon, VRDN
(Currently 1.35%) (triangle)                           300                  300

Total Wyoming (Cost  $300)                                                  300



                                                                          Value
--------------------------------------------------------------------------------
                                                             In thousands


Total Investments in Securities
99.9% of Net Assets
(Cost  $130,106)                                           $  136,762

Futures Contracts

                                          Contract      Unrealized
                            Expiration    Value         Gain (Loss)
                            ----------    --------      -----------
                                              In thousands

Short, 20 ten year
U.S. Treasury contracts,
$40,000 of 7.10%
Northeast Maryland
Waste Disposal Auth.
bonds pledged as
initial margin                    6/02    $  (2,118)    $        5

Net payments (receipts)
of variation
margin to date                                                  --

Variation margin
receivable (payable)
on open futures contracts                                           5

Other Assets Less Liabilities                                     102

NET ASSETS                                                 $  136,869
                                                           ----------

Net Assets Consist of:

Undistributed net investment
income (loss)                                              $       61

Undistributed net realized
gain (loss)                                                       (97)

Net unrealized gain (loss)                                      6,661

Paid-in-capital applicable
to 12,215,708 shares of
$0.01 par value capital
stock outstanding;
1,000,000,000
shares authorized                                             130,244

NET ASSETS                                                 $  136,869
                                                           ----------

NET ASSET VALUE PER SHARE                                  $    11.20
                                                           ----------


(triangle)  Interest subject to alternative minimum tax

         !  Used in determining portfolio maturity

     AMBAC  AMBAC Indemnity Corp.

       CDA  Community Development Administration

      FGIC  Financial Guaranty Insurance Company

       FSA  Financial Security Assurance Corp.

        GO  General Obligation

      HEFA  Health & Educational Facility Authority

       IDA  Industrial Development Authority/Agency

      MBIA  Municipal Bond Investors Assurance Corp.

       PCR  Pollution Control Revenue

      VRDN  Variable-Rate Demand Note


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                              2/28/02

Investment Income (Loss)

Interest income                                            $    6,281

Expenses
  Investment management                                           473
  Shareholder servicing                                           113
  Custody and accounting                                           98
  Registration                                                     36
  Prospectus and shareholder reports                               20
  Legal and audit                                                  11
  Directors                                                         9
  Proxy and annual meeting                                          1
  Miscellaneous                                                     4
  Total expenses                                                  765
  Expenses paid indirectly                                         (1)
  Net expenses                                                    764
Net investment income (loss)                                    5,517


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                      957
  Futures                                                         170
  Net realized gain (loss)                                      1,127

Change in net unrealized gain (loss)

  Securities                                                    1,260
  Futures                                                           5
  Change in net unrealized gain (loss)                          1,265
Net realized and unrealized gain (loss)                         2,392

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $    7,909
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   2/28/02              2/28/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $         5,517      $         5,264

  Net realized
  gain (loss)                                        1,127                  318

  Change in net
  unrealized
  gain (loss)                                        1,265                5,466

  Increase (decrease)
  in net assets
  from operations                                    7,909               11,048


Distributions to shareholders

  Net investment income                             (5,514)              (5,264)


Capital share transactions *

  Shares sold                                       28,827               16,811

  Distributions reinvested                           3,985                3,861

  Shares redeemed                                  (18,921)             (17,717)

  Increase (decrease)
  in net assets
  from capital
  share transactions                                13,891                2,955


Net Assets

Increase (decrease) during period                   16,286                8,739

Beginning of period                                120,583              111,844

End of period                              $       136,869      $       120,583


*Share information

  Shares sold                                        2,599                1,571

  Distributions reinvested                             360                  361

  Shares redeemed                                   (1,708)              (1,663)

  Increase (decrease)
  in shares
  outstanding                                        1,251                  269


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------
                                                               February 28, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Free Intermediate Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 30, 1992. The fund seeks to provide a high level of income exempt from federal income taxes consistent with moderate price fluctuation by investing primarily in municipal securities.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the fund recognized market discount at time of disposition as gain or loss. Upon adoption, the fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of $13,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the year ended February 28, 2002, the effect of this change was to increase net investment income by $3,000, decrease net realized gain/loss on securities by $13,000 ($0.001 per share), and increase net unrealized gain/loss on securities by $10,000 ($0.001 per share). This change had no effect on the fund's net assets or total return.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts During the year ended February 28, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $38,256,000 and $24,416,000, respectively, for the year ended February 28, 2002.


NOTE 3 - FEDERALINCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended February 28, 2002 totaled $5,514,000 and were characterized as tax-exempt income for tax purposes. At February 28, 2002, the tax-basis components of net assets were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $  6,673,000

Unrealized depreciation                                        (104,000)

Net unrealized
appreciation (depreciation)                                   6,569,000

Undistributed tax-exempt income                                  58,000

Capital loss carryforwards                                       (2,000)

Distributable earnings                                        6,625,000

Paid-in capital                                             130,244,000

Net assets                                                 $136,869,000


Federal income tax regulations require the fund to defer recognition of capital losses realized on certain futures transactions; accordingly, $90,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of February 28, 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2002, the fund utilized $1,143,000 of capital loss carryforwards. As of February 28, 2002, the fund had $2,000 of capital loss carryforwards that expire in 2009.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended February 28, 2002, the fund recorded the following permanent reclassifications, which relate primarily to the character of market discount at time of sale and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------
Undistributed net investment income                        $  (12,000)

Undistributed net realized gain                                 2,000

Paid-in capital                                                10,000


At February 28, 2002, the cost of investments for federal income tax purposes was $130,199,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $38,000 was payable at February 28, 2002.

The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28, 2002, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $158,000 for the year ended February 28, 2002, of which $14,000 was payable at period end.



T. Rowe Price Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Tax-Free Intermediate Bond Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Tax-Free Intermediate Bond Fund, Inc. ("the Fund") at February 28, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
March 19, 2002



T. Rowe Price Tax-Free Intermediate Bond Fund
--------------------------------------------------------------------------------


Tax Information (Unaudited) for the Tax Year Ended 2/28/02
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $5,485,000 which qualified as exempt-interest dividends.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------


Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------


T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring. IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans



T. Rowe Price Web Services
--------------------------------------------------------------------------------


www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS ANDCALCULATORS

College Planning Calculator. This application allows you to determine simultaneously the college costs for as many as five children.

Portfolio Spotlight. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Watchlist Pro. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

Portfolio Tracker. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

Portfolio Review. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.



T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Alaska Trust and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a child's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses (effective January 1, 2002).

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions (effective January 1, 2002). Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Planning Calculator. This Web-based application allows you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price, Invest With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

F49-050 2/28/02